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                               EXHIBIT (8)(k)(1)
                               -----------------

              FORM OF AMENDMENT NO. 2 TO PARTICIPATION AGREEMENT
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                                AMENDMENT NO. 2
                                      TO

                            PARTICIPATION AGREEMENT

     Amendment No. 2 to the Participation Agreement (the "Agreement"), dated as of May 1, 2000, between TRANSAMERICA LIFE INSURANCE COMPANY ("Insurer"), formerly known as PFL LIFE INSURANCE COMPANY; AFSG SECURITIES CORPORATION
("Contracts Distributor"); ALLIANCE CAPITAL MANAGEMENT L.P. ("Adviser"); and
ALLIANCE FUND DISTRIBUTORS, INC. ("Distributor").

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                              AMENDED SCHEDULE A

                  SEPARATE ACCOUNTS, CONTRACTS AND PORTFOLIOS
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
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  Name of Separate Account and
 Date Established by the Board       SEC File Numbers of the
          of Directors                   Contracts Funded                   Portfolios

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
     Separate Account VA A          33 Act File No. 333-26209     .   Growth Portfolio
       February 17, 1997            40 Act File No. 811-09172     .   Premier Growth Portfolio
                                   (The Atlas Portfolio Builder   .   Technology Portfolio
                                        Variable Annuity)

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  Retirement Builder Variable       33 Act File No. 333-07509     .   Premier Growth Portfolio
        Annuity Account             40 Act File No. 811-07689     .   Technology Portfolio
         March 29, 1996             (Portfolio Select Variable
                                            Annuity(SM))

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     Separate Account VA B          33 Act File No. 033-33085     .   Alliance Growth &
        January 19, 1990            40 Act File No. 811-06032         Income Portfolio
                                      (Transamerica Landmark      .   Alliance Premier
                                       Variable Annuity and           Growth Portfolio
                                     Transamerica Landmark ML
                                        Variable Annuity)

                                    33 Act File No. 033-56908
                                    40 Act File No. 811-06032
                                      (Transamerica Freedom
                                        Variable Annuity)

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
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
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
     Separate Account VA C          33 Act File No. 333-83957     .   Alliance Growth & Income
       February 20, 1997            40 Act File No. 811-09503         Portfolio
                                   (Transamerica EXTRA Variable   .   Alliance Premier Growth
                                             Annuity)                 Portfolio

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     Separate Account VA D          33 Act File No. 333-94489     .   Alliance Growth & Income
       February 20, 1997            40 Act File No. 811-09777         Portfolio
                                  (Transamerica Access Variable   .   Alliance Premier Growth
                                             Annuity)                 Portfolio

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

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

     Effective Date:  May 1, 2001


TRANSAMERICA LIFE INSURANCE              ALLIANCE CAPITAL MANAGEMENT L.P.
COMPANY                                  By:  Alliance Capital Management
(Formerly PFL Life Insurance Company)         Corporation, its General Partner

By:_______________________               By:_______________________

Name:_____________________               Name:_____________________

Title:____________________               Title:____________________


AFSG SECURITIES CORPORATION              ALLIANCE FUND DISTRIBUTORS, INC.

By:_______________________               By:_______________________

Name:_____________________               Name:_____________________

Title:____________________               Title:____________________

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